Exhibit 10.2

LIQUIDNET HOLDINGS, INC.

REGISTRATION RIGHTS

1.          Definitions. Capitalized terms used in this Exhibit and not otherwise defined shall have the meanings ascribed to such terms in the Stock Purchase Agreement; provided, however, that the following terms shall have the following meanings:

(a)        “Common Stock” means the Common Stock, par value $0.0001 per share, of Seller.

(b)        “Seller” means Liquidnet Holdings, Inc., a Delaware corporation, and any successor(s) thereto.

(c)        “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act.

(d)        “Holders” means (i) the Buyers and all Affiliates of Buyers who are transferees of Registrable Securities (as defined herein) who agree in writing to be bound by the restrictions contained in this Exhibit and to act through Buyer as its representative (and such writing is in a form reasonably acceptable to Seller and delivered to Seller) and (ii)(x) transferees of any person identified in clause (i) who acquire at least 50,000 Registrable Securities (as adjusted for stock splits, stock dividends, combinations, reclassifications, reorganizations, recapitalizations and the like) from such person or (y) limited partners of any person identified in clause (i), in each case provided that such transferees agree in writing to be bound by the restrictions contained in this Exhibit (and such writing is in a form reasonably acceptable to Seller and delivered to Seller).

(e)       “Registrable Securities” means: (i) the shares of Common Stock issued or issuable upon conversion of shares of Series A-1 Preferred Stock; (ii) the shares of Common Stock issued or issuable upon conversion of shares of Series A-2 Preferred Stock; (iii) any other shares of Common Stock acquired by the Holders pursuant to Sections 7.5 or 7.7 of the Stock Purchase Agreement; and (iv) any other shares of Common Stock acquired by the Holders as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares specified in the foregoing clauses; provided, however, that Registrable Securities shall not include any shares previously registered under the Securities Act or which have been sold to the public either pursuant to a Registration Statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Exhibit are not assigned or which do not satisfy clause (ii) of the definition of Holder. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of, or a majority of, Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion of issued shares of Series A-1 Preferred Stock and

Series A-2 Preferred Stock, even if such conversion has not yet been effected (but assuming no application of Section 6(m) of the Certificate of Designation).

(f)              “Registration Statement” means a registration statement as contemplated by the Securities Act.

(g)             “Securities Act” means the Securities Act of 1933, as amended.

(h)             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)              “SEC” means the Securities and Exchange Commission.

(j)              “Series A-1 Preferred Stock” means the Series A-1 Convertible Preferred Stock, par value $0.0001, of Seller.

(k)             “Series A-2 Preferred Stock” means the Series A-2 Convertible Preferred Stock, par value $0.0001, of Seller.

(l)              “Stock Purchase Agreement” means the Stock Purchase Agreement relating to the Series A-1 Preferred Stock to which this Exhibit is attached.

2.              Demand Registration.

(a)             Notice. If at any time following the expiration of six months after the later of (i) Seller’s initial underwritten public offering and (ii) Seller’s most recent subsequent registration, a Holder or Holders (collectively, the “Initiating Holders”) of 50% or more in interest of the outstanding Registrable Securities then owned by all the Holders propose that Seller file a Registration Statement with respect to all or some of the Registrable Securities held by the Initiating Holder by giving written notice (a “Demand Notice”) of such proposal to Seller, then Seller shall promptly deliver to each other Holder a copy of such Demand Notice and shall, subject to the limitations of this Section 2, use reasonable efforts to effect, as soon as is practicable, the registration under the Securities Act of all Registrable Securities proposed to be registered in such Demand Notice and all other Registrable Securities requested to be registered in any written request received by any other Holder within 20 days following Seller’s delivery of the Demand Notice. Notwithstanding anything to the contrary contained herein, Seller’s obligation under this Section 2 shall in the aggregate be limited to two (2) registrations that are declared effective by the SEC in accordance with Section 2(d) below (one of which shall have been initiated by one or more of the TCV Entities and their Affiliates and one of which shall have been initiated by one or more of the Summit Entities and their Affiliates) (each, a “Demand Registration”). The Demand Notice shall describe the number of shares intended to be disposed of and the intended method of disposition. If the Initiating Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise Seller in their Demand Notice. In such event, the Seller, in consultation with the Initiating Holders, shall have the right to select the investment banker or bankers and managers to underwrite and administer the offering. Notwithstanding the foregoing, if Seller shall furnish to the Holders requesting a

Registration Statement pursuant to this Section 2(a) a certificate signed by an officer of Seller stating that the Board of Directors of Seller has concluded that the filing of such Registration Statement at such time would be detrimental to Seller because such filing (x) would interfere with an acquisition, corporate reorganization, securities offering or other similar transaction involving Seller, (y) would require premature disclosure of material information that Seller has a bona fide business purpose for preserving as confidential, or (z) would render Seller unable to comply with requirements under the Securities Act or Exchange Act, then Seller shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that Seller may not exercise this right more than once during any period of twelve (12) consecutive months, and provided further that Seller shall not register any securities primarily for the account of any other stockholder, excluding Seller, during such ninety (90) day period. Notwithstanding anything to the contrary contained herein, Seller shall not be obligated to proceed with any registration under this Section 2 unless Registrable Securities to be included therein have an anticipated aggregate offering price of not less than fifty million dollars ($50,000,000).

(b)           Registration Statement Form.  Registrations under this Section 2 shall be on such appropriate form of Registration Statement (i) as shall be selected by Seller and as shall be reasonably acceptable to the Initiating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice.

(c)           Underwritten Registrations.  In a registration pursuant to this Section 2 involving an underwritten offering:

(i)           No securities other than Registrable Securities shall be included among the securities covered by such registration unless the managing underwriter of such offering shall have advised the Initiating Holders in writing that the inclusion of such other securities would not adversely affect such offering.

(ii)          If the managing underwriter advises the Initiating Holders in writing that the inclusion of all the Registrable Securities which the Holders have requested to be registered exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, the Initiating Holders may either (A) terminate the registration or (B) effect such registration, in which case there shall be included only that number of the Registrable Securities which the Initiating Holders are advised can be sold in such offering drawn pro rata from the Holders based on the number of Registrable Securities then held by each such Holder (including the Initiating Holders); provided that in connection with any offering effected pursuant to clause (B) of the previous sentence, no securities other than Registrable Securities shall be covered by such registration.

(iii)        All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected for the underwriting (provided that the Holders shall not be bound to agree to indemnify the underwriters for any breach or violation by Seller of such agreement or by Seller of any applicable law or SEC rule or regulation).

(d)           Effective Registration Statement. A Registration Statement requested pursuant to this Section 2 shall not be considered a Demand Registration for purposes of the limit of Demand Registrations which may be requested pursuant to paragraph (a) above, unless a Registration Statement with respect thereto has been declared by the SEC to be, and remains, effective for a period of at least one hundred twenty (120) consecutive days (or such shorter period if the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such one hundred twenty (120) day period) and is not interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court.

3.              Piggyback Registration.

(a)           Notice. If Seller proposes to file a Registration Statement under the Securities Act (other than a registration relating to (i) any compensation or benefit plan, agreement or arrangement (including those on Form S-8), (ii) any corporate reorganization or business combination transaction (including those on Form S-4), and (iii) Rule 145 transactions, with respect to an offering for its own account or for the account of others of any class of securities of Seller (including the Seller’s initial registered public offering, but only if such offering includes securities for the account of any Person other than Seller), then each such time, Seller shall promptly give written notice of such intention to file a Registration Statement (a “Piggyback Notice”) to each Holder. The Piggyback Notice shall describe the intended method of distribution and offer each Holder the opportunity to register pursuant to such Registration Statement such Registrable Securities as the Holder may request in writing to Seller within thirty (30) days after the date the Holder first received the Piggyback Notice (a “Piggyback Registration”). Seller shall use reasonable efforts to include in the Registration Statement all Registrable Securities which Seller has been so requested to register by the Holders (subject to the provisions of paragraph (b) below). Seller shall have no obligation under this Section 3 to complete any offering of its securities that it proposes to make; provided that, for the avoidance of doubt, the expenses of any such incomplete registration shall be borne by Seller.

(b)           Underwritten Registrations. In a registration pursuant to this Section 3 involving an underwritten offering, whether or not for sale for the account of Seller, Seller shall notify the Holders thereof. If the managing underwriter with respect to such an offering advises Seller in writing that the inclusion of all the Registrable Securities which the Holders have requested to be included in the Registration Statement would jeopardize the success of the offering, then Seller shall be required to include in the underwriting only that number, if any, of Registrable Securities which the underwriter advises Seller in writing may be sold without jeopardizing the offering, in which case the Holders who have requested registration and any other stockholders requesting registration shall participate in the underwriting pro rata based on their total ownership of securities to be included in such offering; provided that (i) in no event shall any Registrable Securities of a Holder be excluded from such offering, to the extent that, as a result of such exclusion, any other stockholders who is not a Holder and is participating in such offering would be selling, as a percentage of such other stockholder’s aggregate shares of Seller capital stock, a greater percentage of such other stockholders aggregate shares of Seller capital stock, than such Holder and (ii) for purposes of this Section 3(b), for any selling Holder that is a fund, partnership or corporation, the affiliated funds, partners, retired partners, and stockholders of such Holder, all entities under common investment management of such Holder, and the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction made with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. All Holders proposing to distribute their securities through such underwriting shall severally and not jointly enter into an underwriting agreement in customary form with the underwriter so selected for such underwriting (provided that the Holders shall not be bound to agree to indemnify the underwriters for any breach or violation by Seller of such underwriting agreement or by Seller of any applicable law or SEC rule or regulation). Any Holder disapproving of the terms of any such underwriting may elect to withdraw from it by written notice to Seller and the underwriter.

4.                Form S-3 Registration.

(a)          In case Seller shall at any time be permitted to effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holder or Holders, following a written request from any Holder or Holders of the Registrable Securities then outstanding, Seller shall:

(i)         promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(ii)        use reasonable efforts to effect such registration as promptly as is reasonably practicable and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request delivered to Seller within fifteen (15) days after provision by Seller of written notice of such registration request. Notwithstanding the foregoing, if Seller shall furnish to Holders requesting a Registration Statement pursuant to this Section 4 a certificate signed by an officer of Seller stating that the Board of Directors of Seller has concluded that the filing of such Registration Statement at such time would be detrimental to Seller because such filing (x) would interfere with an acquisition, corporate reorganization, securities offering or other similar transaction involving Seller, (y) would require premature disclosure of material information that Seller has a bona fide business purpose for preserving as confidential, or (z) would render Seller unable to comply with requirements under the Securities Act or Exchange Act, then Seller shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that Seller may not utilize this right more than once during any period of twelve (12) consecutive months, and provided further that Seller shall not register any securities primarily for the account of any other stockholder, excluding Seller, during such ninety (90) day period. Notwithstanding anything to the contrary contained herein, Seller shall not be obligated to proceed with any such registration (1) unless Registrable Securities to be included therein have an anticipated aggregate offering price of not less than five million dollars ($5,000,000) or (2) if Seller has already effected two registrations on Form S-3 for one or more Holders during the twelve-month period preceding the date of such request, and such registrations have been declared effective. Registrations effected pursuant to this Section 4 shall not be counted as registrations effected pursuant to Sections 2 or 3.

(c)          If the registration under this Section 4 is for an underwritten offering, the provisions of Section 2(c) shall apply thereto (with the substitution of Section 4 for references to Section 2).

(d)         Seller may include in any registration pursuant to this Section 4 securities being sold for its own account or, subject to the other provisions of this Section 4, for the account of other persons.

5.             Registration Expenses. All expenses incident to a Piggyback Registration or a Demand Registration or a registration pursuant to Section 4, including, without limitation, all registration and filing fees, including fees with respect to filings required to be made with the SEC and the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel of Seller and of all independent public accountants of Seller (including the expenses of any special audit and “comfort” letters required by or incident to such performance), reasonable fees and disbursements of one counsel for the selling Holders (not to exceed twenty five thousand dollars ($25,000)), underwriters’ fees (excluding discounts and commissions of underwriters), and fees and expenses of other persons or entities retained by Seller will be borne by Seller whether or not any of the Registration Statements become effective.

6.             Holdback Agreements. In connection with Seller’s initial underwritten public offering, each Holder agrees not to effect any sale or distribution of any Seller preferred stock or Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, for a period of time specified by the managing underwriter of such initial public offering (not to exceed one hundred eighty (180) days from the effective date of the Registration Statement for Seller’s initial public offering), except as part of such registration, and shall execute such agreements as may be reasonably requested by the underwriters of Seller’s initial public offering that are consistent with the foregoing provisions of this Section 6; provided that (i) directors and executive officers of Seller and holders of Seller securities representing 3% or more of the Common Stock of the Seller (calculated on an as converted basis (but assuming no application of Section 6(m) of the Certificate of Designation)) agree to similar or more restrictive arrangements or agreements and (ii) all such agreements with the Holders provide that any discretionary waiver or termination of the restrictions of such arrangements by Seller or representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of shares subject to such agreements. In order to effect the foregoing, Seller shall have the right to place a legend on the shares subject to this Section 6 providing notice of the obligations of the selling Holders contained in this Section 6 and to impose stop transfer restrictions with respect to such shares until the end of such period.

7.             Registration Procedures.

(a)           In connection with any registration under Section 2, 3 or 4, and without limiting any covenants of Seller contained in such Sections 2, 3 and 4, Seller covenants and agrees that it shall, as expeditiously as reasonably practicable;

(i)           prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use reasonable efforts to cause such Registration Statement to become and remain effective;

(ii)          notify each Holder, promptly after it shall receive notice thereof, of the time such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed;

(iii)         notify each Holder promptly of any request by the SEC for the amendment or supplement of such Registration Statement or prospectus or of a request for additional information;

(iv)        prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith and such other documents necessary to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act and the Exchange Act, as may be necessary to keep such Registration Statement effective for a period of not less than one hundred twenty (120) consecutive days (or such shorter period if the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such one hundred twenty (120) day period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(v)         furnish to each Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents, including correspondence with the SEC, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(vi)        concurrently with the effectiveness of the Registration Statement under the Securities Act, qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as a majority in interest of the selling Holders reasonably may request, and do any and all other acts and things necessary or desirable to enable each such Holder to consummate the sale of the Registrable Securities owned by such Holder;

(vii)       notify each Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge and as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statement therein not misleading, and (without limiting Seller’s other obligations hereunder) prepare and furnish to such Holder a reasonable number of copies of a supplement to or amendment of such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(viii)     advise each Holder promptly after it shall receive notice of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or the initiation or threat of any proceeding for that purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(ix)       use reasonable efforts to cause all Registrable Securities so registered to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by Seller are then listed;

(x)        provide a transfer agent and registrar for all such Registrable Securities, and a CUSIP number for all such Registrable Securities, not later than the effective date of such Registration Statement;

(xi)       allow a representative designated by a majority in interest of the Holders participating in such registration to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(xii)      in the event of any underwritten public offering, enter into an underwriting agreement, in usual and customary form with the managing underwriter of such offering; and

(xiii)     furnish, at the request of any Holder or Holders requesting registration of Registrable Securities pursuant to Section 2, on the date that such Registrable Securities are delivered to the underwriters for the sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, an opinion, dated such date, of the independent counsel representing Seller for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as is customary, and a letter dated such date, from the independent certified public accountants of Seller, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of Seller included in the Registration Statement or prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

(b)           It shall be a condition precedent to Seller’s obligations under this Agreement that the selling Holders furnish to Seller such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of the Registrable Securities.

(c)           The Holder or Holders who include Registrable Securities in any registration under Section 2, 3 or 4 shall distribute those Registrable Securities in a manner consistent with the distribution described in the relevant Registration Statement.

(d)           Notwithstanding anything to the contrary contained herein, Seller shall not be required to effect, or take any action to effect, any registration (i) in any jurisdiction in which Seller would be required to execute a general consent to service of process or (ii) which would subject Seller or its subsidiaries to taxation in any jurisdiction in which Seller or its subsidiaries would not otherwise be subject to taxation.

8.              Indemnification.

(a)          Indemnification by Seller. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, Seller will indemnify and hold harmless each Holder participating in the registration, as well as its directors, stockholders, officers, members and partners, its legal counsel and accountants, and each underwriter involved in such registration and each other person, if any, who controls each selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act, or any state securities laws (or any rule or regulation promulgated under the Securities Act or Exchange Act, or any state securities laws), from and against any losses, claims, damages or liabilities, joint or several, to which each of the aforementioned Persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state in any such prospectus or Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any other violation or alleged violation by Seller of the Securities Act, the Exchange Act, any state securities laws, or any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws, and Seller will further reimburse each of the aforementioned Persons for any legal or any other expenses reasonably incurred by any of them as they are incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Seller will not be liable to any selling Holder or any of the other aforementioned Persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to Seller, in writing, by or on behalf of such selling Holder or its officers, directors, stockholders or partners, or controlling persons, for use in the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto.

(b)         Indemnification by the Holder. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each selling Holder, severally and not jointly, will indemnify and hold harmless Seller, each of its directors, each of its officers who has signed such Registration Statement, legal counsel and accountants for the Seller, each underwriter involved in such registration, each other selling Holder and their respective officers, members, directors, stockholders and partners and each person, if any, who controls Seller or any such underwriter or selling Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, to which any of the aforementioned Persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Seller and each of the other aforementioned Persons for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent (and only to the extent) the statement or omission was made in reliance upon and in conformity with information furnished in writing to Seller by or on behalf of such selling Holder or its officers, directors, stockholders or partners or controlling persons, for use in connection with the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto; provided, however, that the maximum obligation of each selling Holder for indemnification shall be limited to the proceeds received by it (which, for the avoidance of doubt, shall not include any underwriter discounts and commissions) from the sale of Registrable Securities pursuant to such Registration Statement.

(c)             Required Notices. Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and, with respect to third party claims, shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation must be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and provided further that the failure of any Indemnified Party to give notice as provided in this Section 8(c) shall only relieve the Indemnifying Party of its obligations under Section 8(a) or (b), as the case may be, to the extent that such failure actually adversely affects the Indemnifying Party’s ability to defend against such claim or litigation. The Indemnified Party shall have the right to employ its own counsel in any claim or litigation, but, with respect to third party claims or litigation, the fees and expenses of counsel shall be at the expense of such Indemnified Party, when and as incurred, except that such fees and expenses shall be paid by the Indemnifying Party if (i) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such claim or litigation (in which case the Indemnifying Party shall not have the right to direct the defense of such claim or litigation on behalf of the Indemnified Party), (ii) the Indemnifying Party shall fail, within a reasonable time after notice of the claim, to have given written notice of its intention to assume such defense, and to have employed counsel to assume the defense of such claim or litigation, or (iii) the Indemnifying Party fails timely and actively to assume or to continue to assume the defense of such claim. No Indemnifying Party, in the defense of any claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include, as an unconditional term, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such third party claim or litigation. In no event shall an Indemnified Party consent to any entry of any judgment in a third party claim or litigation, or settle a third party claim or litigation without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed) unless the Indemnifying Party fails to timely give notice of its intention to assume defense or timely and actively to assume and continue such defense.

(d)            If the indemnification provided for in Section 8(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party (and the indemnification provided for in Section 8(b) is otherwise applicable) with respect to any loss, liability, claim, damage or expense referred to herein, then (in order to provide just and equitable contribution under the 1933 Act) the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 8(b) hereof, shall exceed the proceeds received by such Holder (which, for the avoidance of doubt, shall not include any underwriter discounts and commissions) from the sale of Registrable Securities under the Registration Statement to which such loss, liability, claim, damage or expense pertains. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)             The foregoing indemnity (and contribution) agreements of Seller and the Holders are subject to the condition that, insofar as they relate to any of the aforementioned indemnifiable (or contributable matters) with respect to a preliminary prospectus but eliminated or remedied in an amended prospectus on file with the SEC at the time the registration statement becomes effective or at the time it is filed following effectiveness with the SEC in accordance with the Securities Act, such indemnity (and contribution) agreement shall not inure to the benefit of any indemnified party if a copy of the final prospectus was furnished to the indemnified party, was required by the Securities Act and/or regulations thereunder to be furnished to the person alleging the loss, claim, damage or liability and was not so furnished by such indemnified person to the person alleging the loss, claim, damage or liability at or prior to the time required by the Securities Act and/or regulations thereunder.

(f)             Notwithstanding anything to the contrary contained herein, each Holder agrees that it shall not (and shall not agree to arrangements that would) impair any of Seller’s indemnification rights hereunder in any underwriting agreement or related arrangement it may enter into in connection with the registration rights in this Exhibit.

9.             Termination. Seller shall not have obligations under Sections 2, 3 and 4 (i) with respect to any request for registration made by any Holder on a date more than five (5) years after the closing of Seller’s initial underwritten public offering of its equity securities pursuant to the Securities Act or (ii) as to any Holder, except with respect to any registration already commenced under such Section 2, 3 or 4 and obligations of Seller under Sections 5, 7 and 8 with respect to any such registration(s), at such time after such initial underwritten public offering when all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 promulgated under the Securities Act) may be sold in a three month period without registration under Rule 144 and such Holder holds one percent (1%) or less of Seller’s outstanding Common Stock.

10.           Future Registration Rights. Until such time as Seller’s obligations under Sections 2, 3 and 4 are terminated in accordance with Section 9 (and without regard to any registration then already commenced under such Section 2, 3 or 4), the Company shall not grant any registration rights which are superior in priority to, or otherwise greater than, in any respect, those contained in this Agreement to any person without the consent of a majority of the then outstanding Registrable Securities.

11.           Delay of Registration. No Holder shall have any right to obtain or seek an injunction or take any other action otherwise restraining or delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of the matters set forth on this Exhibit.

12.           Assigns. Notwithstanding anything to the contrary contained in the Stock Purchase Agreement, no Holder may assign its rights under this Exhibit to any other person or entity (except as provided in the definition of Holder in this Exhibit).

13.           Integration. Except as provided in Section 12 above, this Exhibit shall be deemed to be part of the Stock Purchase Agreement for all purposes thereunder.